                                                                    EXHIBIT 10.8


NATIONSBANK, N.A.                                                   [COPY]
P.O. Box 17339                  COMMERCIAL NOTE
Baltimore, Maryland 21203

$ 560,000.00                                                        May 30, 1995
------------                                                        ------------


        For Value Received, the Undersigned (whether one or more than one) promises (jointly and severally if more than one) to pay to the order of NationsBank, N.A., ("the Bank") the sum of *************************************
********************************* FIVE HUNDRED SIXTY THOUSAND AND NO/100 Dollars
(the "Principal Sum") with interest on the unpaid balance thereof from the date hereof until maturity at the per annum percentage rate as indicated by the box checked below; provided that, if no box is checked, interest will be charged at a per annum rate at all times equal to the Bank's Index Rate (as hereinafter defined), plus 2% per annum.

[X] FIXED:  10.74 %
           -------

[ ] VARIABLE: The "Index Rate" for this Note is the Prime Rate published in the
              "Money Rates" section of the Wall Street Journal on the last business day upon which such publication is made in each calendar quarter. If a range of Prime Rates is published, the applicable rate shall be the higher rate. A "Change Date" is the first business day of each calendar quarter, except that the first such day following the date of this Agreement will not be a Change Date.

              On each Change Date, Bank will change the interest rate charged on this loan (hereinafter "the Rate") to the annual rate equal to the
              Index Rate plus     %, except that the Rate will never be lower
              than     %, nor higher than     %.

              If The Wall Street Journal for any reason ceases to publish the Index Rate or the Bank for any reason is unable to use the Index Rate for this purpose, Bank shall choose another rate beyond the control of the Bank to use as the Index Rate. The choice of such rate shall be entirely within the discretion of the Bank.

        Undersigned shall pay to Bank the Principal Sum, plus interest at the per annum rate indicated above, in 179 consecutive installments of $6,329.97 commencing on the 30 day of JULY, 1995 and on the same day of each succeeding MONTH thereafter and a final installment of $6,329.97 due and payable on
06/30/10, 19   , on which date the unpaid balance of the Principal Sum plus accrued and unpaid interest shall be payable in full. This payment schedule assumes that the Undersigned will pay all amounts when due and that the interest rate will not change. Because interest accrues each day on the Principal Sum, the number of payments may decrease or increase if the Undersigned pays early or late. The number of payments may also increase or decrease if the interest rate increases or decreases. If the interest rate increases or decreases, additional payments will be in the amount of the final scheduled installment, as adjusted in amount in accordance with provisions of the next paragraph hereof. The last payment, however, may be in any amount which is not greater than 25% more than the amount of the final scheduled installment, as adjusted.
        If the number of payments originally scheduled is more than 60, the amount of payments required hereon may change if the interest rate changes. Whenever the interest rate is increased or decreased, in the aggregate, by a 1% increment relative to the original interest rate on this Note, the Bank may make a corresponding increase or decrease in the amount of the scheduled payments. The amount of such increase or decrease in the payment amount will be equal to 3% of the originally scheduled payment for each 1% per annum increment in the interest rate relative to the original interest rate on the Note.
        Interest will be calculated on the basis of a 365-day year applied to the actual number of days the Principal Sum, or any portion thereof, is outstanding. If the Undersigned fails to pay any installment within 10 days after the date on which it is due, the Undersigned agrees to pay a late charge of 5% of the delinquent amount due. Holder may also charge the Undersigned $15.00 for each check returned unpaid on the second presentment.
        The obligations of the Undersigned evidenced by this Note are secured by, guaranteed by, and are part of the obligations referred to in, any security agreement, guaranty agreement, mortgage, deed of trust, pledge agreement, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application, assignment or any other document previously, simultaneously or hereafter executed and delivered by any of the Undersigned or by any other party (collectively, the "Loan Documents") as security for, as a guaranty of, or in connection with, obligations of any of the Undersigned to the Bank or to any other Holder, whether or not this Note is specifically referred to therein. If this Note is a renewal, extension or modification of the terms of an obligation of the Undersigned to the Bank, Undersigned and Bank agree that this
Note is not intended to be a novation but is rather intended only to renew, extend or modify the obligation to the extent applicable.
        All payments of the principal of and interest on this Note shall be paid in lawful money of the United States of America during regular business hours of the Bank at the office of the Bank set forth above or at such other place as the Holder may at any time or from time to time designate in writing to the Undersigned.
        Each Obligor (which term, as used herein, shall include the Undersigned and each endorser, guarantor, accommodation party and surety of this Note) hereby waives demand, presentment for payment, protest, notice of dishonor and of protest and agrees that at any time and from time to time and with or without consideration, the Holder may, without notice to or further consent of any Obligor and without in any manner releasing, lessening or affecting the obligations of any Obligor hereunder and under any of the Loan Documents: (a) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to, (i) this Note, (ii) any of the Loan Documents, (iii) all or any part of any collateral or security for this Note, and (iv) any Obligor; (b) complete any blank space in this Note according to the terms upon which the loan evidenced hereby is made; and (c) grant any extension or other postponements of the time of payment hereof. If the Undersigned consists of two or more parties, the term "Undersigned" as used herein means each of such parties, jointly and severally, and their obligations hereunder are joint and several. The Holder may (without notice to or consent of any of the Undersigned or any other Obligor, and with or without consideration) release, compromise, settle with, or proceed against any one or more of the Undersigned or any other Obligor without releasing, lessening or affecting the obligations hereunder or under any of the Loan Documents of the other or others of the Undersigned or any other Obligor. The term "Holder" as used herein means the holder of this Note, including the Bank.
        The occurrence of any one or more of the following events shall constitute a default under this Note: (a) failure of the Undersigned to pay when due any amount required to be paid by Undersigned hereunder; (b) the death of any Obligor; (c) the failure of any Obligor to perform or comply with any of the provisions hereof and/or of the Loan Documents; (d) the occurrence of a default under any of the Loan Documents; (e) if any information contained in any financial statement, application, schedule, report or any other document given by the Undersigned or any other party in connection with the obligations of the Undersigned evidenced by this Note or any of the Loan Documents is not in all respects true and accurate or if the Undersigned or such other party failed to state any material fact or any fact necessary to make such information not misleading; (f) the filing of any petition under the Bankruptcy Act or any similar Federal or State statute by or against any Obligor; (g) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of, any Obligor;
(h) the dissolution, merger, consolidation, or reorganization of any Obligor;
(i) the determination in good faith by the Bank that a material adverse change has occurred in the financial condition of any Obligor from the condition set forth in the most recent financial statement of such Obligor theretofore furnished to the Bank, or from the financial condition of such Obligor as theretofore most recently disclosed to the Bank in any other manner; or (j) the determination in good faith by the Bank that the prospect of payment of this
Note is impaired for any reason. Whenever there is a default under this Note, the Bank may, at its option, (a) declare the unpaid balance of the Principal Sum, together with all unpaid and accrued interest thereon, to be immediately due and payable, and (b) exercise any or all rights and remedies available to it hereunder, under applicable laws and under any of the Loan Documents.
        If this Note is placed in the hands of an attorney for collection after maturity (whether by acceleration, declaration, extension or otherwise), the Undersigned shall pay on demand all court costs and expenses of collection including actual attorney's fees incurred by Bank, whether or not any lawsuit is filed. As security for the payment of all obligations under this Note, each Obligor hereby pledges and grants to the Holder a lien on and security interest in, and authorizes the Holder to offset such obligations of such Obligor to the Holder against, all property of such Obligor now or at any time hereafter in the possession of, in transit to, under the control of, or on deposit with, the Holder in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with the Holder.
        If this Note is not paid at maturity (whether by acceleration, declaration, extension or otherwise), each Obligor who signs this Note and/or the Unconditional Guaranty of Payment set forth below, hereby authorizes and empowers any attorney of any Court of Record within the United States to appear for each such Obligor or any one or more of them in any Court in one or more proceedings or before any clerk thereof, and confess judgment against each such Obligor, without prior notice, or opportunity to prior hearing, in favor of the Holder for the then unpaid balance of the Principal Sum, with interest accrued thereon and the cost of suit and an attorney's fee of 15% of such unpaid balance of the Principal Sum, hereby waiving and releasing, to the extent permitted by law, all errors and rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which each such Obligor may otherwise be entitled under the laws of the United States or of any state of possession of the United States now in force or which may hereafter be passed.
        In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Note operate or would prospectively operate to invalidate this Note, then and in either of those events, such provision or provisions only shall be deemed null and void and shall not affect any other provision of this Note and the remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced or disturbed thereby.
        Each right, power and remedy of the Holder hereunder, under the Loan Documents or under applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. No failure or delay by the Holder to insist upon the strict performance of any one or more provisions of this Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof, or preclude the Holder from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, the Holder shall not be deemed to have waived the right either to require payment when due and payable of all other amounts of principal of or interest on this Note or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note. No modification, change, waiver or amendment of this Note shall be deemed to be made by the Holder unless in writing signed by the Holder, and each such waiver, if any, shall apply only with respect to the specific instance involved. This Note shall be deemed made in, and shall be governed by the laws of, the State of Maryland.
        The signature(s) and seal(s) of the Undersigned or of the duly authorized officer(s) or representatives of the Undersigned is/are subscribed to this Note the day and year written above.

Obligor Name:  STEVEN MYERS & ASSOCIATES, INC.      Obligor Name:
             ---------------------------------                   -----------------------------------
By: /s/ STEVEN S. MYERS       PRESIDENT    (SEAL)   By:                                             (SEAL)
   ----------------------------------------            ---------------------------------------------
By:                                        (SEAL)   By:                                             (SEAL)
   ----------------------------------------            ---------------------------------------------

                          AIRCRAFT SECURITY AGREEMENT                       COPY
                               - CHATTEL MORTGAGE

     THIS MORTGAGE AND SECURITY AGREEMENT, made this THIRTIETH day of MAY 1995, between STEVEN MYERS & ASSOCIATES, INC. whose address is 5 SUMMIT, IRVINE, CA 92715 (hereinafter called the "Debtor") and [X] NATIONSBANK, N.A. [ ] NATIONSBANK OF VIRGINIA, N.A. a National Banking Association, whose address is 7178 COLUMBIA GATEWAY DRIVE, COLUMBIA, MD 21046 (hereinafter called the "Bank").

     WITNESSETH: That the Debtor is indebted to the Bank in the principal sum of ***FIVE HUNDRED SIXTY THOUSAND AND NO/100 Dollars ($560,000.00) with interest thereon at the rate of 10.74% per annum evidenced by a certain Installment Loan Agreement and Truth in Lending Disclosure (hereinafter "Note") from Debtor to the Bank, of even date and in the sum above set forth, and in order to secure the payment of the same and for the other purposes herein set forth, and in consideration of said indebtedness and for other good and valuable considerations, Debtor does hereby grant unto Bank a Security Interest in and does hereby bargain, sell and mortgage to Bank the Aircraft hereinafter described and the engines, accessories, appliances, motors, appurtenances, accessions, attachments, parts and equipment now and hereafter installed therein or used in connection therewith or which may be substituted therefor or added thereto (collectively described herein as the "Aircraft"), more particularly described as follows:

-------------------------------------------------------------------------------
    Manufacturer        Model        Serial No.        New/Used        FAA No.
-------------------------------------------------------------------------------
 ROCKWELL COMMANDER     690B            11492            USED           N42MS
-------------------------------------------------------------------------------

Avionics: _____________________________________________________________________

_______________________________________________________________________________

-------------------------------------------------------------------------------
    Engine Mfr.   Engine Serial No.   Propeller Mfr.   Propeller Serial No.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Said Aircraft will be permanently based at the following airfield _____________.

This Mortgage and Security Interest in said Aircraft is being granted in order to secure the payment of (1) said note; (2) all costs and expenses incurred in the collection of same and enforcement of Bank's rights hereunder; (3) all future advances made by Bank for taxes, levies, insurance and repairs to or maintenance of said Aircraft; (4) all money heretofore or hereafter advanced by bank to or for the account of Debtor, and all present or future, direct or contingent liabilities of Debtor to Bank of any nature whatsoever; and (5) such interest as may be payable to bank.

     Debtor shall be entitled to possession of the Aircraft and to use and enjoy the same subject to the terms of this Agreement and the Note until default hereunder. Upon performance by Debtor of all obligations of Debtor to Bank, and payment of all sums owing by Debtor to Bank, then this conveyance shall be void, otherwise to remain in full force and effect.

     DEBTOR AGREES THAT THE ADDITIONAL TERMS ON THE REVERSE SIDE HEREOF ARE HEREBY MADE A PART HEREOF AND ARE FULLY BINDING UPON DEBTOR.

     The rights and privileges of Bank under this Agreement shall inure to the benefit of its successors and assigns. The obligations and agreements of Debtor contained in this Agreement are joint and several if Debtor is more than one, and shall bind Debtor's personal representatives, heirs, successors and assigns. As used herein the singular shall include the plural as the context may require.

     DEBTOR UNDERSTANDS AND AGREES THAT IF HE FAILS TO MAKE PAYMENT OF ANY INSTALLMENT OR OTHER SUM PAYABLE BY HIM, OR IF HE OTHERWISE DEFAULTS THAT BANK MAY REPOSSESS AND TAKE BACK THE AIRCRAFT, WITH OR WITHOUT LEGAL PROCESS OR COURT PROCEDURE.

     WITNESS the signature and seal of the Debtor.

                              ------>                /s/ STEVEN S. MYERS
                               SIGN                  -------------------- (Seal)
                               HERE                  PRESIDENT

                                                     -------------------- (Seal)


                                                     BY: ---------------- (Seal)

94-05-2111NS

                          AIRCRAFT SECURITY AGREEMENT

                               -CHATTEL MORTGAGE
                               -----------------


  THIS MORTGAGE AND SECURITY AGREEMENT, made this THIRTIETH day of May 1995, between STEVEN MYERS & ASSOCIATES, INC. whose address is 5 SUMMIT IRVINE, CA 92715, (hereinafter called the "Debtor"), and [XX] NATIONSBANK, N.A. [ ] NATIONSBANK OF VIRGINIA, N.A. a National Banking Association, whose address is 7178 COLUMBIA GATEWAY DRIVE COLUMBIA MD 21046 (hereinafter called the "Bank").

WITNESSETH: That the Debtor is indebted to the Bank in the principal sum of ***FIVE HUNDRED SIXTY THOUSAND AND NO/100 Dollars ($560,000.00) with interest thereon at the rate of 10.74% per annum evidenced by a certain Installment Loan Agreement and Truth in Lending Disclosure (hereinafter "Note") from Debtor to the Bank, of even date and in the sum above set forth, and in order to secure the payment of the same and for the other purposes herein set forth, and in consideration of said indebtedness and for other good and valuable considerations, Debtor does hereby grant unto Bank a Security Interest in and does hereby bargain, sell and mortgage to Bank the Aircraft hereinafter described and the engines, accessories, appliances, motors, appurtenances, accessions, attachments, parts and equipment now and hereafter installed therein or used in connection therewith or which may be substituted therefor or added thereto (collectively described herein as the "Aircraft"), more particularly described as follows:

-------------------------------------------------------------------------------
  Manufacturer          Model       Serial No.      New/Used      FAA No.

Rockwell Commander      690B          11492           Used          N42MS
-------------------------------------------------------------------------------


Avionics:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Engine Mfr.    Engine Serial No.    Propeller Mfr.    Propeller Serial No.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

Said Aircraft will be permanently based at the following airfield
                                                                 --------------

This Mortgage and Security Interest in said Aircraft is being granted in order to secure the payment of (1) said note; (2) all costs and expenses incurred in the collection of same and enforcement of Bank's rights hereunder; (8) all future advances made by Bank for taxes, levies, insurance and repairs to or maintenance of said Aircraft; (4) all money heretofore or hereafter advanced by bank to or for the account of Debtor, and all present or future, direct or contingent liabilities of Debtor to Bank of any nature whatsoever; and (5) such interest as may be payable to bank.


     Debtor shall be entitled to possession of the Aircraft and to use and enjoy the same subject to the terms of this Agreement and the Note until default hereunder. Upon performance by Debtor of all obligations of Debtor to Bank, and payment of all sums owing by Debtor to Bank, then this conveyance shall be void, otherwise to remain in full force and effect.

     DEBTOR AGREES THAT THE ADDITIONAL TERMS ON THE REVERSE SIDE HEREOF ARE HEREBY MADE A PART HEREOF AND ARE FULLY BINDING UPON DEBTOR.

     The rights and privileges of Bank under this Agreement shall inure to the benefit of its successors and assigns. The obligations and agreements of Debtor contained in this Agreement are joint and several if Debtor is more than one, and shall bind Debtor's personal representatives, heirs, successors and assigns. As used herein the singular shall include the plural as the context may require.

     DEBTOR UNDERSTANDS AND AGREES THAT IF HE FAILS TO MAKE PAYMENT OF ANY INSTALLMENT OR OTHER SUM PAYABLE BY HIM, OR IF HE OTHERWISE DEFAULTS, THAT BANK MAY REPOSSESS AND TAKE BACK THE AIRCRAFT, WITH OR WITHOUT LEGAL PROCESS
OR COURT PROCEDURE.

     WITNESS the signature and seal of the Debtor.


                                                      STEVEN S. MYERS     (Seal)
                                                      --------------------------
                                                      PRESIDENT

                                                                          (Seal)
                                                      --------------------------


                                                      BY:                 (Seal)
                                                         -----------------------

                          AUTHORITY TO DISBURSE FUNDS


I hereby authorize NationsBank, N.A. to disburse the partial proceeds of my loan or revolving line of credit to the following:

                                                                           CLOSE                     SEND LETTER
           PAYEE                   AMOUNT           PAYOFF                  ACCOUNT                 TO CLOSE ACCOUNT

WIRE FUNDS TO:                 $525,000.00        XXX
----------------------         --------------     -------------         ----------------            -----------------
GECC                           $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
REFERENCE TO CUSTOMER          $ 35,000.00
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------
                               $
----------------------         --------------     -------------         ----------------            -----------------

TOTAL                          $560,000.00                                      5/30/95
                               --------------                --------------------------------------------------
                                                                                 DATE

                                                             STEVEN MYERS & ASSOCIATES, INC.




                                                                      /s/ STEVEN MYERS
---------------------------------------------------------             ------------------------------------------------
                  WITNESS                                                              BORROWER
                                                                        STEVEN MYERS, PRESIDENT



---------------------------------------------------------             ------------------------------------------------
                  WITNESS                                                              BORROWER



---------------------------------------------------------             ------------------------------------------------
                  WITNESS                                                              BORROWER



---------------------------------------------------------             ------------------------------------------------
                  WITNESS                                                              BORROWER


MD Affinity
20-05-2116 NS (3/94)NEW
794-1 (11/88)OLD                White--Bank Copy   Canary--Banking Center Copy   Pink--Customer Copy

NATIONSBANK                   UNCONDITIONAL GUARANTY
NationsBank, N.A.             OF PAYMENT (UNLIMITED)
_____________________________________________________________________________
P.O. Box 17339
Baltimore, Maryland 21203

                                                           Date MAY 30, 1995

For the purpose of inducing NationsBank, N.A, (the "Bank") to make, extend, and renew a loan or loans, other extensions of credit or financial accommodations of any kind or nature whatsoever for the account of, each Obligor named below (the "Obligor" whether one or more than one and however indicated), both alone and jointly with any other person, and in consideration of such loan or loans, other extensions of credit or financial accommodations of any kind or nature whatsoever made, extended and renewed to or for the account of, the Obligor, both alone and jointly with any other person, on the faith of receiving this Guaranty, the undersigned (the "Guarantor" whether one or more than one) hereby unconditionally, irrevocably and directly guarantees to the Bank the prompt, punctual and full payment at maturity (whether by acceleration, declaration, extension or otherwise) of all obligations, indebtedness and liabilities of the Obligor to the Bank of every kind and nature whatsoever, including, without limitation, such indebtedness, liabilities and obligations of the Obligor to the Bank which are direct, indirect, contingent, primary, secondary, alone, jointly with any other person, due, to become due, future advances, now existing, hereafter created, principal, interest, expense payments, liquidation costs, and attorney's fees and expenses (collectively, the "Obligor's Liabilities"). Should the Obligor for any reason fail to pay all or any part of the Obligor's Liabilities as and when due and payable (whether by acceleration, declaration, extension or otherwise), the Guarantor promises to immediately pay the same to the Bank at the above office of the Bank, without offset, plus interest thereon from the date due until paid in full at the highest rate of interest charged on any of the Obligor's Liabilities as of such date.

The obligations of the Guarantor hereunder are secured by and are part of the obligations referred to in, any security agreement, mortgage, deed of trust, indemnity deed of trust, pledge agreement, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application, assignment and any other document previously, simultaneously or hereafter executed and delivered by the Guarantor, both alone and jointly with any other person (collectively, the "Guarantor's Documents") as security for, or in connection with, (a) the obligations of the Guarantor hereunder, and (b) any other obligations, indebtedness and liabilities of the Guarantor to the Bank of any kind and nature whatsoever both now existing and hereafter created, whether or not this Guaranty is specifically referred to therein. Without the prior written consent of the Bank, the Guarantor will not sell, lease or otherwise dispose of any substantial part of the Guarantor's assets and property, whether owned by Guarantor on the date hereof or acquired by the Guarantor after the date hereof. The Guarantor will furnish to the Bank, at such time or times as specified by the Bank, such financial statements and other information concerning the financial condition of the Guarantor as the Bank may require from time to time.

The Guarantor hereby consents that at any time and from time to time and with or without consideration, the Bank may, without notice to and further consent of the Guarantor and without in any manner affecting, impairing, lessening and releasing the obligations of the Guarantor hereunder, (a) complete any blank space in this Guaranty according to the terms upon which the guarantee(s) evidenced hereby is/are made; or (b) renew, extend, change the manner, time, place and terms of payment of, sell, exchange, release, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner; (1) all or any part of the Obligor's Liabilities; (2) any note, security agreement, pledge agreement, guaranty agreement, mortgage, deed of trust, loan agreement, hypothecation agreement, subordination agreement, indemnity agreement, letter of credit application, assignment and any agreement, instrument or other document previously, simultaneously and hereafter executed and delivered by the Obligor and/or any other person singly or jointly with another person or persons evidencing, securing, guarantying or in connection with any of the Obligor's Liabilities (collectively, the "Obligor's Documents"); (3) all or any part of any property at any time securing all or any part of the Obligor's Liabilities; and (4) any person other than the Guarantor at any time primarily or secondarily liable for all or any part of the Obligor's Liabilities and/or any collateral and security therefor.

The Guarantor hereby waives demand, presentment for payment, protest, notice of dishonor and of protest, notice of acceptance of this Guaranty, notice of the making of any of the Obligor's Liabilities and notice of default under any of the Obligor's Document. The Guarantor also hereby waives any right to indemnification which the Guarantor may now or hereafter have against the Obligor (or any of them), as a consequence of any payment to the Bank by the Guarantor, or of any other reduction of the Obligor's Liabilities, realized by the Bank at the Guarantor's expense. If the Guarantor is more than one person,
(a) each Guarantor hereunder shall be jointly and severally liable for the obligations of the Guarantor hereunder, (b) the term "Guarantor" whenever used herein shall include each Guarantor, jointly and severally with all other Guarantors, and (c) the Bank may (without notice to or consent of any other Guarantor and with or without consideration) release, compromise, settle with, and proceed against any Guarantor and any security and collateral given by such Guarantor without affecting, impairing, lessening and releasing the obligations of any other Guarantor hereunder and under any of the Guarantor's Documents. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust and an organization.

The occurrence of any one or more of the following events shall constitute a default under this Guaranty: (a) the failure of the Guarantor to perform, observe or comply with any of the provisions of this Guaranty; (b) the occurrence of a default under any of the Guarantor's Documents; (c) the occurrence of a default under any of the Obligor's Documents; (d) if any information contained in any financial statement, application, schedule, report or any other document given by the Guarantor, by the Obligor or by any other person in connection with this Guaranty, is not in all respects true and accurate or if the Guarantor, the Obligor or such other person omitted to state any material fact or any fact necessary to make such information not misleading; (e) the filing of any petition under the Bankruptcy Code or any similar Federal or State statute by or against the Guarantor; (f) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of, the Guarantor; (g)the dissolution, merger, consolidation, or reorganization of the Guarantor;(h) the death of the Guarantor, or (i) if the Guarantor should become a "Disabled Person" as defined by the Estates and Trusts Article of the Annotated Code of Maryland.

Whenever there is a default under this Guaranty, the Bank may, at its option, declare an amount equal to the then unpaid balance of the Obligor's Liabilities (whether then due or not) to be immediately due and payable by the Guarantor. At any time thereafter, the Guarantor hereby authorizes and empowers any attorney of any Court of Record within the United States to appear for the Guarantor in any Court in one or more proceedings or before any clerk thereof, and confess judgment against the Guarantor, without prior notice, or opportunity for prior hearing, in favor of the Bank for an amount equal to the then unpaid balance of the Obligor's Liabilities (whether then due or not), plus interest due and payable by the Guarantor as set forth above, all other amounts due and payable by the Guarantor hereunder, costs of suit and an attorney's fee of 15% of such unpaid balance of the Obligor's Liabilities, hereby waiving and releasing, to the extent permitted by law, all errors and all rights of exemption, appeal, stay of execution, inquisition and extension upon any levy on real estate or personal property to which the Guarantor may otherwise be entitled under the laws of the United States or of any state or possession of the United States now in force or which may hereafter be passed.




20-05-2108 (4/94) NEW NS
207/69 OLD
MD Affinity

The guarantor agrees to reimburse and pay to the Bank on demand any and all costs and expenses (including, without limitation, liquidation costs, expense payments and attorney's fees and expenses) incurred by and on behalf of the Bank in connection with (a) the collection of any of the Obligor's Liabilities and the maintenance, sale and other disposition of any collateral therefor, and (b) the collection of any of the obligations of the Guarantor hereunder and the maintenance, sale and other disposition of any collateral therefor.

The Bank will have no duty to marshall security, to sue or otherwise attempt collection from the Obligor or any other person, to proceed against any collateral and security it may have or to take action of any sort prior to enforcing payment against the Guarantor hereunder. After a default under this Guaranty, the Bank, at its option and without notice, may apply to the payment of the obligations of the Guarantor hereunder any moneys, credits and other property of any nature whatsoever of the Guarantor now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Bank in any capacity whatsoever, including, without limitation, any balance of any deposit account and any credits with the Bank. Any payment received by the Bank from the Obligor, or from any other source other than the Guarantor may be applied to the Obligor's Liabilities in whatever order and manner the Bank elects.

The obligations of the Guarantor hereunder are continuing and shall remain in effect until actual receipt by a vice president of the Bank of written notice of the Guarantor's desire to terminate this Guaranty; provided that no such termination shall in any way affect the obligations of the Guarantor hereunder with respect to those of the Obligor's Liabilities created and/or contracted for prior to the Bank's receipt of such notice. If the Guarantor is more than one person, termination by any one Guarantor will not affect the existing and continuing obligations hereunder of any other Guarantor.

If any of the Obligor's Liabilities should be assigned by the Bank, the Bank shall have the right to assign all or any part of this Guaranty to the Bank's assignee without notice to or consent of the Guarantor, and this Guaranty will inure to the benefit of the Bank's assignee to the extent of such assignment, provided that the Bank shall continue to have the unimpaired right to enforce this Guaranty as to any of the Obligor's Liabilities not so assigned. The Guarantor further agrees that any claim which the Guarantor may now or hereafter have against the Bank, the Borrower or any other party for any reason whatsoever shall not affect the Guarantor's obligations under this Guaranty and shall not be used or asserted against the Bank as a defense to the performance of said obligations or as a setoff, counterclaim, recoupment or deduction of any kind against any sums now or hereafter due hereunder.

The obligations of the Guarantor hereunder are independent of any other guaranty or guarantys at any time in effect with respect to all or any part of the Obligor's Liabilities and the obligations of the Guarantor hereunder may be enforced regardless of the existence of any such other guaranty or guarantys or of the failure of any other party to guaranty the Obligor's Liabilities. The Guarantor hereby subordinates the time and priority of payment of any indebtedness both now and hereafter owed by the Obligor to the Guarantor to the payment of the Obligor's Liabilities to the Bank. The obligations of the Guarantor hereunder shall not be affected, impaired, released or lessened by the invalidity, irregularity or unenforceability of all or any part of the Obligor's Liabilities or of any of the Obligor's Documents or of any of the Guarantor's Documents, or by the delay or failure of the Bank to exercise any of its rights and remedies against the Obligor or against any collateral or security for the Obligor's Liabilities or against any collateral or security for this Guaranty. AGREEMENT WAIVING RIGHT TO TRIAL BY JURY: Each Guarantor hereunder hereby (i) covenants and agrees not to elect a trial by jury of any issue triable of right by a jury, and (ii) waives any right to trial by jury fully to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily, by each Guarantor hereunder, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. The Bank is hereby authorized and requested to submit this Guaranty to any court having jurisdiction over the subject matter and the parties hereto, so as to serve as conclusive evidence of each Guarantor's herein contained waiver of the right to a jury trial.

This Guaranty evidences a final, complete and exclusive statement of the terms of the Guarantor's undertaking, and no course of prior dealing between the parties, no usage of trade, and no parol or extrinsic evidence of any nature shall be used to supplement or modify any term, nor are there any conditions to the full effectiveness, of this Guaranty. No delay or failure on the part of the Bank to exercise any of its options, powers, rights or remedies hereunder, under the Guarantor's Documents or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such options, powers, rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Bank unless the same shall be in writing, duly signed on behalf of the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of the Bank or the obligations of the Guarantor hereunder in any other respect at any other time. This Guaranty shall be binding upon the heirs, personal representatives, successors and assigns of the Guarantor and shall inure to the benefit of the successors and assigns of the Bank. This Guaranty shall be governed and construed in accordance with the laws of the State of Maryland and shall be deemed to be executed, delivered and accepted in the State of Maryland.

The signature(s) and seal(s) of the Guarantor(s) is/are subscribed to this Guaranty as of the date first written above.

WITNESS:


                                   /s/ STEVEN S. MYERS
---------------------------------  ------------------------------ [SEAL]
                                       Steven S. Myers


                                   /S/ PAULA K. MYERS
---------------------------------  ------------------------------ [SEAL]
                                       Paula K. Myers


---------------------------------  ------------------------------ [SEAL]


---------------------------------  ------------------------------ [SEAL]


---------------------------------  ------------------------------ [SEAL]




The name(s) of the Obligor(s) referred to in the foregoing Guaranty is/are:
STEVEN MYERS & ASSOCIATES, INC.

--------------------------------------------------------------------------------

NATIONSBANK(R)                                              (COMMERCIAL PURPOSE)
                                                             SECURITY AGREEMENT

                                 P.O. Box 17339
                              Baltimore, MD 21203                   COPY

                                                                  05/30/95
                                                                  --------
                                                                    Date

     THIS SECURITY AGREEMENT is made in favor of NationsBank, N.A. (the "Bank") by the undersigned (the "Grantor", whether one or more than one), witnesseth:

     In order to secure (a) the prompt payment of all indebtedness and obligations to the Bank of the Grantor and of the Obligor or Obligors named below if any (the "Obligor" whether one or more than one), of any nature whatsoever, including, without limitation, such indebtedness, liabilities and obligations of the Grantor and of the Obligor, respectively, to the Bank which are direct, indirect, contingent, primary, secondary, alone, jointly with others, due, to become due, future advances, now existing, hereafter created, principal, interest, expense payments, late charges, liquidation costs, and attorney's fees and expenses (collectively, the "Obligations"), and (b) the performance of all of the terms, conditions and provisions of this Security Agreement and of any note, other security agreement, pledge agreement, guaranty agreement, mortgage, deed of trust, loan agreement, hypothecation agreement, subordination agreement, indemnity agreement, letter of credit application, assignment, or any other document previously, simultaneously or hereafter executed and delivered by the Obligor, by the Grantor and/or by any other person, singly or jointly with another person or persons, evidencing, securing, guarantying or in connection with any of the Obligations (collectively, the "Loan Document"), the Grantor agrees (jointly and severally if more than one) with the bank as follows:

     1. COLLATERAL. The Grantor hereby grants to the Bank a security interest in the following property of the Grantor:

[ ] A. INVENTORY. All of the Grantor's inventory both now owned and hereafter acquired and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof.

[ ] B. CONTRACT RIGHTS. All of the Grantor's contract rights, both now owned and hereafter acquired, together with all cash and non-cash proceeds and products thereof.

[ ] C. ACCOUNTS. All of the Grantor's accounts (including, without limitation, all notes, notes receivable, drafts, acceptances and similar instruments and documents) both now owned and hereafter acquired, together with (i) all cash and non-cash proceeds thereof, and (ii) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an account and all cash and non-cash proceeds and products of all such goods.

[ ] D. GENERAL INTANGIBLES. All of the Grantor's general intangibles (including, without limitation, all things in action, contractual rights, goodwill, literary rights, rights to performance, copyrights, trademarks and patents), both now owned and hereafter acquired, together with all cash and non-cash proceeds and products thereof.

[ ] E. CHATTEL PAPER. All of the Grantor's chattel paper, both now owned and hereafter existing, acquired or created, together with (i) all moneys due and to become due thereunder, (ii) all cash and non-cash proceeds thereof, and (iii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper and all cash and non-cash proceeds and products of all such goods. Additionally, the Grantor assigns and grants to the Bank a security interest in all property and goods both now owned and hereafter acquired by the Grantor which are sold, leased, secured, serve as security for, are the subject of, or otherwise covered by, the Grantor's chattel paper, together with all rights incident to such property and goods and all cash and non-cash proceeds thereof.

[ ] F. ALL EQUIPMENT. All of the Grantor's equipment, both now owned and hereafter acquired, together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, (iii) all replacements thereof and substitutions therefor, and (iii) all cash and non-cash proceeds and products thereof.

[X] G. SPECIFIC EQUIPMENT. All of the Grantor's equipment described on Schedule A attached hereto and made a part hereof by reference, together with (i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, (ii) all replacements thereof and substitutions therefor, and (iii) all cash and non-cash proceeds and products thereof.

[ ] H. MOTOR VEHICLES. Each of the Grantor's motor vehicles described on Schedule A attached hereto and made a part hereof by reference, together with
(i) all additions, parts, fittings, accessories, special tools, attachments and accessions now and hereafter affixed thereto and/or used in connection therewith, and (ii) all cash and non-cash proceeds thereof.

[ ] I. OTHER. All of the Grantor's property (other than specific equipment and motor vehicles) described on Schedule A attached hereto and made a part hereof by reference, together with all cash and non-cash proceeds thereof.

          The term "Collateral" as used herein means each and all of the items of Collateral checked above and the term "proceeds" as used herein includes, without limitation, the proceeds of all insurance policies covering all or any part of such items of Collateral.

          2. PAYMENT AND PERFORMANCE. The Grantor will pay the Obligations to be paid by the Grantor as and when due and payable and will perform, comply with, and observe the terms and conditions of the Loan Documents to be performed, complied with and observed by the Grantor.

          3. TITLE TO COLLATERAL. The Grantor represents and warrants that it is the owner of the Collateral and has good and marketable title to the Collateral free and clear of all liens, security interests and other encumbrances except for those in favor of the Bank and those previously disclosed in writing to the Bank.

          4. FURTHER ASSURANCES. The Grantor will defend its title to the Collateral against all persons and will, upon request of the Bank, (a) furnish such further assurances of title as may be required by the Bank, and (b) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Bank, any financing, continuation, termination or security interest filing statement, security agreement or other document as the Bank may request in order to perfect, preserve, maintain or continue the perfection of the Bank's security interest in the Collateral and/or its priority. The Grantor will pay the costs of filing any financing, continuation, termination or security interest filing statement as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such statement.

     5. Transfer and other Liens. The Grantor will not sell, lease, transfer, exchange or otherwise dispose of the Collateral, or any part thereof, without the prior written consent of the Bank, and will not permit any lien, security, interest or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Bank or those permitted by the Bank in writing, except that the Grantor may, in the ordinary course of its business, and in the absence of a default hereunder, collect its account and chattel paper and sell its inventory.

     6. Consents. Without notice to and further consent of the Grantor, without in any way waiving any of the provisions of this Security Agreement and without in any way releasing all or any part of the Obligations and/or of the Collateral, the Grantor hereby consents (a) to any extension of time for payment of any of the Obligations, (b) to any renewal, modification, waiver or release of any of the Obligations and of any of the Loan Documents, (c) to the addition to, or release of, the Obligor or of any other maker, accommodation maker, endorser, guarantor, surety or indemnitor or any of the Obligations and any of the Loan Documents, (d) to the addition to, or release of, all or any part of the collateral and security for any of the Loan Documents and all or any part of the Collateral hereunder, and (e) to any indulgence and/or waiver given to the Obligor or to any other maker, accommodation maker, endorser, guarantor, surety or indemnitor of any of the Obligations.

     7. Financial Statements, Books and Records. The Grantor will, (a) at all times maintain, in accordance with generally accepted accounting principles, accurate and complete books and records pertaining to the operation, business and financial condition of the Grantor and pertaining to the Collateral and any contracts and collections relating to the Collateral, (b) furnish to the Bank promptly upon request and in the form and content and at the intervals specified by the Bank, such financial statements, reports, schedules and other information with respect to the operation, business, affairs and financial condition of the Grantor as the Bank may from time to time require, (c) at all reasonable times and without hindrance and delay, permit the Bank or any person designated by the Bank to enter any place of business of the Grantor or any other premises where any books, records and other data concerning the Grantor and/or the Collateral may be kept and to examine, audit, inspect and make extracts from, and photocopies of, any such books, records and other data, (d) furnish to the Bank promptly upon request and in the form and content specified by the Bank lists of purchasers of inventory, aging of accounts, aggregate cost or wholesale market value of inventory, schedules of equipment and other data concerning the Collateral as the Bank may from time to time specify, and (e) mark its books and records in a manner satisfactory to the Bank so that the Bank's rights in and to the Collateral will be shown.

     8. Place(s) of Business and Location of Collateral. The Grantor warrants that the address of the Grantor's primary place of business and the address of each other place of business of the Grantor are as specified below. Except for mobile equipment and motor vehicles, the Collateral and all books and records pertaining to the Collateral are and will be located at the Grantor's primary place of business specified below or at any other address which may be specified below. The Grantor will immediately advise the Bank in writing of the opening of any new place of business or the closing of any of its existing places of business, and of any change in the location of the places where the Collateral, or any part thereof, or the books and records concerning the Collateral, or any part thereof, are kept.

     9. Care of Collateral. The Grantor will maintain the Collateral in good condition and will not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof. The Bank shall have no duty to, and the Grantor hereby releases the Bank from all claims for loss or damage caused by the failure to, collect or enforce any account, contract right or chattel paper or to preserve rights against prior parties to the Collateral.

     10. Insurance. The Grantor will insure such of the Collateral as specified by the Bank against such casualties and risks in such form as may from time to time be required by the Bank. The amount of insurance must be at least equal to the lesser of the outstanding balance under the Loan Documents or the actual value of the Collateral. All insurance proceeds shall be payable to the Bank and all policies or certificates of insurance shall be furnished to the Bank. The Grantor will pay all premiums due or to become due for such insurance and hereby assigns to the Bank any returned or unearned premiums which may be due upon cancellation of insurance coverage. The Bank is hereby irrevocably, (a) appointed the Grantor's attorney-in-fact to endorse any draft or check which may be payable to the Grantor in order to collect such returned or unearned premiums or the proceeds of insurance, and (b) authorized to apply such insurance proceeds in the same manner and order as the proceeds of sale or other disposition of the Collateral are to be applied pursuant to paragraph 20 hereof, but is under no obligation to, insure the Collateral at Grantor's expense. The charge for insurance will be added to the debt secured hereby and will earn interest at the same rate as the debt. The Bank has the option to either reschedule the loan for the remaining term of the policy or for the remaining term of the loan, thus increasing the monthly payment to incorporate the amount of the insurance premium plus the finance charges on the premium, or require a lump sum payment at the end of the loan term. Grantor agrees that the amount and type of insurance purchased by Bank is within Bank's sole discretion.

     11. Taxes. The Grantor will pay as and when due and payable all taxes, levies, license fees, assessments and other impositions levied on the Collateral or any part thereof or for its use and operation.

     12. Equipment not Fixtures. The Grantor warrants that all equipment which constitutes a part of the Collateral is personalty and is not and will not be affixed to real estate in such manner as to become a fixture or part of such real estate. If, in the opinion of the Bank, any such equipment is or may become part of any real estate, the Grantor will furnish to the Bank a written waiver by the record owner of such real estate of all interest in such equipment and a written subordination to the Bank's security interest hereunder.

     13. Specific Assignments. Promptly, upon request by the Bank, the Grantor will execute and deliver to the Bank written assignments, endorsements and/or schedules, in form and content satisfactory to the Bank, of specific contract rights, chattel paper and accounts or groups of accounts, but the security interest of the Bank hereunder shall not be limited in any way by such assignments. Such accounts, chattel paper and contract rights are to secure payment of the Obligations and performance of the Loan Documents and are not sold to the Bank whether or not any assignment thereof, which is separate from this Security Agreement, is in form absolute.

     14. Delivery, etc. of Chattel Paper. The Grantor will promptly upon request by the Bank, deliver, assign and endorse to the Bank all chattel paper and all other documents held by the Grantor in connection therewith.

     15. Government Contracts. If any account, chattel paper or contract rights arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Grantor shall immediately notify the Bank thereof in writing and execute any instruments or take any steps required by the Bank in order that all moneys due or to become due under such contract or contracts shall be assigned to the Bank and notice thereof given under the Federal Assignment of Claims Act.

     16. Collateral Account. If all or any part of the Collateral at any time consists of contact rights, inventory, accounts or chattel paper, the Grantor will, upon the request of the Bank at any time and from time to time, deposit or cause to be deposited to a bank account designated by the Bank and from which the Bank alone has power of access and withdrawal (the "Collateral Account") all checks, drafts, cash and other remittances in payment or on account of payment of such contract rights, inventory, accounts or chattel paper and the cash proceeds of any returned goods, the sale or lease of which gave rise to an account, contract right or chattel paper (all of the foregoing herein collectively referred to as "items of payment"). The Grantor shall deposit such items of payment for credit to the Collateral Account within two banking days of the receipt thereof and in precisely the form received except for the endorsement of the Grantor where necessary to permit the collection of such items of payment, which endorsement the Grantor hereby agrees to make. Pending such deposit, the Grantor will not commingle any such items of payment with any of its other funds or property, but will hold them separate and apart. The Bank will at least once a week apply the whole or any part of the collected funds credited to the Collateral Account against the Obligations or credit such collected funds to a banking account of the Grantor within the Bank, the order and method of such application to be in the sole discretion of the Bank.

     17. Rights of Bank and Duties of Grantor. If all or any part of the Collateral at any time consists of contract rights, inventory, accounts or chattel paper; (a) the Bank may at any time and from time to time, and the Grantor hereby irrevocably appoints the Bank as its attorney-in-fact, with power of substitution, in the name of the Bank or in the name of the Grantor or otherwise, for the use and benefit of the Bank but at the cost and expense of the Grantor and without notice to the Grantor, (i) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the Bank, and to take control of the cash and non-cash proceeds of any such Collateral, which right the Bank may exercise at any time whether or not the Grantor is then in default hereunder or was theretofore making collections thereon; (ii) charge to any banking account of the Grantor with the Bank any item of payment credited to the Collateral Account which is dishonored by the drawee or maker thereof; (iii) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (iv) release, make exchanges, substitutions, or surrender, all or any part of the Collateral; (v) remove from the Grantor's place of business all books, records, ledger sheets, correspondence, invoices and documents, relating to or evidencing any of the Collateral or without cost or expense to the Bank, make such use of the Grantor's place(s) of business as may be reasonably necessary to administer, control and collect the collateral;
(vi) repair, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any account debtor; (vii) demand, collect, receipt for and give renewals, extensions, discharges and releases of any of the Collateral; (viii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (ix) settle, renew, extend, compromise, compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (x) endorse the name of the Grantor upon any items of payment relating to the Collateral or upon any Proof of Claim in Bankruptcy against an account debtor; and (xi) receive and open all mail addressed to the Grantor and, if a default exists hereunder, notify the Post Office authorities to change the address for the delivery of mail to the Grantor to such address as the Bank may designate; and (b) the Grantor will (i) make no material change to the terms of the sale or lease of inventory or of any contract right, account or chattel paper without the prior written permission of the bank; (ii) on demand, make available in form acceptable to the Bank shipping documents and delivery receipts evidencing the shipment of goods which gave rise to the sale or lease of inventory, or of an account, contract right or chattel paper, completion certificates or other proof of the satisfactory performance of services which gave rise to the sale or lease of inventory or of an account, contract right or chattel paper, copies of the invoices arising out of the sale or lease of inventory or of a contract right or for an account, and the Grantor's copy of any written contract or order from which a sale or lease of inventory, an account, contract right or chattel paper arose; and (iii) when requested, regularly advise the Bank whenever an account debtor returns or refuses to retain any goods, the sale or lease of which gave rise to an account or chattel paper, and of any delay in delivery or performance, or claims made in regard to any sale or lease of inventory, account, contract right or chattel paper, and will comply with any instructions which the Bank may give regarding the sale or other disposition of such returns.

     18. PERFORMANCE BY BANK. If the Grantor fails to perform, observe, or comply with any of the conditions, terms or covenants contained in this Security Agreement, the Bank, without notice to or demand upon the Grantor and without waiving or releasing any of the Obligations or any default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms or covenants for the account and at the expense of the Grantor, and may enter upon any premises of the Grantor for that purpose and take all such action thereon as the Bank may consider necessary or appropriate for such purpose. All sums paid or advanced by the Bank in connection with the foregoing and all costs and expenses (including, without limitation, attorney's fees and expenses) incurred in connection therewith (collectively, the "Expense Payments") together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by the Grantor to the Bank on demand and shall constitute and become a part of the Obligations secured hereby.

     19. DEFAULT. The occurrence of any one or more of the following events shall constitute a default under this Security Agreement; (a) the failure of the Grantor to perform, observe or comply with any of the provisions of this Security Agreement; (b) the occurrence of a default under any of the Loan Documents; (c) if any information contained in any financial statement, application, schedule, report or any other document given by the Grantor, by the Obligor, or by any other person in connection with the Obligations, with the Collateral, or with any of the Loan Documents is not in all respects true and accurate or if the Grantor, the Obligor or such other person omitted to state any material fact or any fact necessary to make such information not misleading;
(d) the filing of any petition under the Bankruptcy Act or any similar Federal or State statute by or against the Grantor; (e) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of, the Grantor; or (f) the dissolution, merger, consolidation, or reorganization of the Grantor.

     20. RIGHTS AND REMEDIES UPON DEFAULT. In the event of a default hereunder (and in addition to all of its rights, powers and remedies under this Security Agreement), the Bank shall have all of the rights and remedies of a secured party under the Maryland Uniform Commercial Code and other applicable laws. The Grantor, upon demand by the Bank, shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is mutually convenient to both parties. The Bank or its agents may enter upon the Grantor's premises to take possession of the Collateral, to remove it, to render it unusable or to sell or otherwise dispose of it.

     Any written notice of the sale, disposition or other intended action by the Bank with respect to the Collateral which is sent by regular mail, postage prepaid, to the Grantor at the address of the Grantor's primary place of business specified below, or such other address of the Grantor as may from time to time be shown on the Bank's records, at least five (5) days prior to such sale, disposition or other action, shall constitute reasonable notice to the Grantor. The Grantor shall pay on demand all costs and expenses, including, without limitation, attorney's fees and expenses, incurred by or on behalf of the Bank (a) in enforcing the Obligations, and (b) in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting or otherwise disposing of, the Collateral. All of such costs and expenses (collectively, the "Liquidation Costs") together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Obligations, from the date of payment until repaid in full, shall be paid by the Grantor to the bank on demand and shall constitute and become a part of the Obligations secured hereby. Any proceeds of sale or other disposition of the Collateral will be applied by the Bank to the payment of Liquidation Costs and Expense Payments, and any balance of such proceeds (if any) will be applied by the Bank to the payment of the remaining Obligations (whether then due or not), at such time or times and in such order and manner of application as the Bank may from time to time in its sole discretion determine.

     21. REMEDIES CUMULATIVE. Each right, power and remedy of the Bank as provided for in this Security Agreement or in the Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Security Agreement or in the Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies.

     22. WAIVER. No failure or delay by the Bank to insist upon the strict performance of any term, condition, covenant or agreement of this Security Agreement or of the Loan Documents, or to exercise any right, power or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant or agreement or of any such breach, or preclude the Bank from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any of the Obligations, the Bank shall not be deemed to have waived the right either to require prompt payment when due of all other Obligations, or to declare a default for failure to effect such payment of any such other Obligations. The Grantor waives presentment, notice of dishonor and notice of non-payment with respect to accounts, contract rights and chattel paper.

     23. MISCELLANEOUS. The paragraph headings of this Security Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof. Neither this Security Agreement nor any term, condition, covenant or agreement hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. In conjunction with the sale, assignment or transfer of all or any part of the Obligations and of the Loan Documents to any person or persons, the Bank may, without notice to or consent of the Grantor, at any time and from time to time sell, assign and transfer all or any part of this Security Agreement and the Collateral hereunder and such purchaser, assignee and transferee shall have all of the rights, remedies and benefits of the Bank hereunder, provided that the Bank shall continue to have its rights, remedies and benefits hereunder as to so much of the Obligations and Loan Documents that it has not sold, assigned or transferred. This Security Agreement shall be governed by the laws of the State of Maryland and shall be binding upon the personal representatives, successors and assigns of the Grantor and shall inure to the benefit of the successors and assigns of the Bank. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust and an organization. Unless varied by this Security Agreement, all terms used herein which are defined by the Maryland Uniform Commercial Code shall have the same meanings hereunder as assigned to them by the Maryland Uniform Commercial Code. The term "Obligations" as used herein shall not include any loan to a non-corporate person which is not a "commercial loan" (as defined by Section 12.101(c) of the Commercial Law Article of the Annotated Code of Maryland) in excess of (1) $75,000 if secured by "residential real property" (as defined by Section 12.101(c) of The Commercial Law Article of the Annotated Code of Maryland), or (2) $15,000 if not secured by residential real property.

The signature(s) and seal(s) of the Grantor(s) is/are subscribed to this Security Agreement the day and year written above.


                                         STEVEN MYERS & ASSOCIATES, INC.
                                         -------------------------------
                                         Grantor's name

                                         By /s/ STEVEN S. MYERS    (SEAL)
                                           -------------------------
                                           Signature and Title: President


                                        By  STEVEN S. MYERS       (SEAL)
                                          -------------------------
                                          Signature and Title: President


                                        -------------------------------
                                        Grantor's name

                                        By                        (SEAL)
                                          -------------------------
                                          Signature and Title

                                        By                        (SEAL)
                                          -------------------------
                                          Signature and Title


                                        Address of Grantor's primary place
                                        of business:

                                          Steven Myers & Associates, Inc.
                                        ----------------------------------
                                          1301 Dove Street, Suite 720
                                        ----------------------------------
                                          Newport Beach, CA 92660
                                        ----------------------------------


Address(es) where Collateral is to      Address(es) of other business
 be located:                            locations of the Grantor:

(1)                                     (1)
   ----------------------------------      -------------------------------

-------------------------------------   ----------------------------------

(2)                                     (2)
   ----------------------------------      -------------------------------

-------------------------------------   ----------------------------------

(3)                                     (3)
   ----------------------------------      -------------------------------

-------------------------------------   ----------------------------------


             If different from the Grantor, the Obligor(s) is/are:


             -----------------------------------------------------

             -----------------------------------------------------

             -----------------------------------------------------

For MD use only.
20-05-2176 (4/94) NEW   837-19 (11/87) OLD